UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2023

CLENE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39834	85-2828339
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6550 South Millrock Drive, Suite G50 Salt Lake City, Utah		84121
(Address of Principal Executive Offices)		(Zip Code)
(801) 676-9695
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	CLNN	The Nasdaq Capital Market
Warrants, to acquire one-half of one share of Common Stock for $11.50 per share	CLNNW	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2023, Robert Glanzman, M.D., FAAN, the Chief Medical Officer of Clene Inc. (the “Company”), notified the Company of his intent to retire from his position, effective as of April 1, 2023 (the “Effective Date”). In order to provide for the orderly transition of his responsibilities, Dr. Glanzman has agreed to provide advisory and other services on an as-needed basis after his retirement under the terms of a consulting agreement (the “Glanzman Consulting Agreement”). The Glanzman Consulting Agreement shall commence on the Effective Date and, unless earlier terminated as provided therein, end on the one-year anniversary of the Effective Date (the “Term”). Dr. Glanzman will receive compensation of $300 per hour for services rendered under the Glanzman Consulting Agreement. In addition, any of the stock options granted to Dr. Glanzman prior to the Effective Date shall continue to vest during the Term, and any stock options that are outstanding and unvested as of the end of the Term shall be subject to the termination provisions under the Company’s 2020 Stock Plan.

Item 8.01 Other Events.

In connection with Dr. Glanzman’s upcoming retirement, the Company has engaged Benjamin Greenberg, M.D., M.H.S., as its Head of Medical, effective April 1, 2023, under to the terms of a consulting agreement. Dr. Greenberg joins the Company alongside his current role as professor of neurology and Vice Chair of Clinical and Translational Research in the Department of Neurology at the University of Texas Southwestern Medical Center in Dallas, Texas.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLENE INC.

Date: March 17, 2023	By:	/s/ Robert Etherington
Robert Etherington
President and Chief Executive Officer

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